Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Structured Asset Securities
Corporation, Mortgage Pass-Through Certificates, Series 2004-21XS) as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
1-A1
The Bank of New York
4,500,000
5%
One Wall Street
New York, NY 10286

BK NY INV
77,290,000
95%
One Wall Street
New York, NY 10286

1-A2
JP Morgan CBNA
32,522,000
100%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

1-A3
Mellon Trust
8,835,000
26%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T CO
19,247,000
56%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
JP Morgan CBNA
3,420,000
10%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

1-A4
The Bank of New York
60,101,000
100%
One Wall Street
New York, NY 10286

1-A5
The Bank of New York
13,141,000
57%
One Wall Street
New York, NY 10286
JP Morgan CBNA
10,000,000
43%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254

2-A1A
SSB&T CO
36,044,000
78%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

WBNA-MAIN
10,000,000
22%
530 Walnut Street, First Floor
Philadelphia, PA 19101

2-A1B
Mellon Trust
30,000,000
100%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

2-A2
SSB&T CO
43,567,000
81%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

WBNA-MAIN
10,000,000
19%
530 Walnut Street, First Floor
Philadelphia, PA 19101

2-A3
JP Morgan CBNA
10,000,000
12%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254
WBNA-MAIN
19,495,000
24%
530 Walnut Street, First Floor
Philadelphia, PA 19101
SSB&T CO
49,737,000
62%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

2-A4A
JP Morgan CBNA
10,000,000
37%
14201 Dallas Parkway, Twelfth Floor
Dallas, TX 75254
WBNA-MAIN
17,014,000
63%
530 Walnut Street, First Floor
Philadelphia, PA 19101

2-A4B
LHMNGV/LBI
1,140,000
100%
70 Hudson Street
Jersey City, NJ 07302

2-A5A
SSB&T CO
37,759,000
100%
1776 Heritage Drive
Global Corporate Action Unit JA B 5NW
No. Quincy, MA 02171

2-A5B
LHMNGV/LBI
1,594,000
100%
70 Hudson Street
Jersey City, NJ 07302

2-A6A
SSB&T CO
29,486,000
100%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

2-A6B
LHMNGV/LBI
1,245,000
100%
70 Hudson Street
Jersey City, NJ 07302

1-M 1
LHMNGV/LBI
10,586,000
100%
70 Hudson Street
Jersey City, NJ 07302

1-M 2
LHMNGV/LBI
2,339,000
100%
70 Hudson Street
Jersey City, NJ 07302

2-M 1
LHMNGV/LBI
9,898,000
100%
70 Hudson Street
Jersey City, NJ 07302

2-M 2
LHMNGV/LBI
1,277,000
100%
70 Hudson Street
Jersey City, NJ 07302

M3
LHMNGV/LBI
2,644,000
100%
70 Hudson Street
Jersey City, NJ 07302